Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 1 – Summary of Significant Accounting Policies

Nature of Operations ─ Aqua America, Inc. (“Aqua America,” the “Company,” “we,” or “us”) is the holding company for regulated utilities providing water or wastewater services concentrated in Pennsylvania, Ohio, Texas, Illinois, North Carolina, New Jersey, Indiana, and Virginia.  Our largest operating subsidiary, Aqua Pennsylvania, Inc.(“Aqua Pennsylvania”), which accounted for approximately 54% of our operating revenues and a larger percentage of our net income for 2013, and provided water or wastewater services to customers in the suburban areas north and west of the City of Philadelphia and in 26 other counties in Pennsylvania.  The Company’s other regulated utility subsidiaries provide similar services in seven other states.    In addition, the Company’s non-regulated subsidiary, Aqua Resources, provides liquid waste hauling and disposal, water and wastewater services through operating and maintenance contracts with municipal authorities and other parties in close proximity to our utility companies’ service territories, offers, through a third party, water and sewer line repair service and protection solutions to households, backflow prevention, construction, and other non-regulated water and wastewater services, and the Company’s non-regulated subsidiary, Aqua Infrastructure, provides non-utility raw water supply services for firms,  with which we enter into a water supply contract, in the natural gas drilling industry.

In September 2012, we began to market for sale our water and wastewater operations in Florida, which served approximately 38,000 customers, and our non-regulated wastewater treatment facility in Georgia.  In March, April, and December 2013, through five separate sales transactions, we completed the sale of our water and wastewater utility systems in Florida, which concluded our regulated operations in Florida.  One of our sales in Florida which was completed in March 2013, and represented approximately 8% of our customers served in Florida, remains subject to customary regulatory review, for which we expect to receive the regulator’s decision by midyear 2014.  If the regulator does not approve this sale, the purchase price would be refunded and the assets sold would revert back to the Company.  In May 2012, we acquired all of American Water Works Company, Inc.’s (“American Water”) water and wastewater operations in Ohio, which serve approximately 59,000 customers, and simultaneously sold our water operations in New York, which served approximately 51,000 customers.  In January 2012, we sold our regulated water operations in Maine, which served approximately 16,000 customers, to Connecticut Water Services, Inc.  These transactions concluded our regulated operations in Maine and New York.     During the second quarter of 2011, we acquired all of American Water’s water and wastewater operations in Texas, which serve approximately 5,300 customers, and sold our regulated water and wastewater operations in Missouri, which served approximately 3,900 customers and concluded our regulated utility operations in Missouri.  The operating results, cash flows, and financial position of the Company’s Maine, New York, Florida, and Georgia subsidiaries have been presented in the Company’s consolidated financial statements as discontinued operations.  Unless specifically noted, the financial information presented in the notes to consolidated financial statements reflects the Company’s continuing operations.

The company has identified ten operating segments and has one reportable segment named the Regulated segment.  The reportable segment is comprised of eight operating segments for our water and wastewater regulated utility companies which are organized by the states where we provide these services. These operating segments are aggregated into one reportable segment since each of the Company’s operating segments has the following similarities:  economic characteristics, nature of services, production processes, customers, water distribution or wastewater collection methods, and the nature of the regulatory environment.  In addition, two operating segments are not quantitatively significant to be reportable and are comprised of the businesses that provide water and wastewater services through operating and maintenance contracts with municipal authorities and other parties in close proximity to our utility companies’ service territories as well as offers, through a third party, water and sewer line repair service and protection solutions to households, liquid waste hauling and disposal, backflow prevention, construction, and other non-regulated water and wastewater services, and non-utility raw water supply services for firms, with which we enter into a water supply contract, in the natural gas drilling industry.  These segments are included as a component of “other,” in addition to corporate costs that have not been allocated to the Regulated segment and intersegment eliminations.

Regulation ─ Most of the operating companies that are regulated public utilities are subject to regulation by the regulatory commissions of the states in which they operate.  The respective regulatory commissions have jurisdiction with respect to rates, service, accounting procedures, issuance of securities, acquisitions and other matters.  Some of the operating companies that are regulated public utilities are subject to rate regulation by county or city government.  Regulated public utilities follow the Financial Accounting Standards Board’s (“FASB”) accounting guidance for regulated operations, which provides for the recognition of regulatory assets and liabilities as allowed by regulators for costs or credits that are reflected in current rates or are considered probable of being included in future rates.  The regulatory assets or liabilities are then relieved as the cost or credit is reflected in rates.

Use of Estimates in Preparation of Consolidated Financial Statements ─ The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Basis of Presentation – The consolidated financial statements include the accounts of the Company and its subsidiaries.  All intercompany accounts and transactions have been eliminated.  All common share, per common share, stock unit, and per stock unit data, for all periods presented, has been adjusted to give effect to the September 1, 2013 five-for-four stock split effected in the form of a 25% stock distribution (See Note 12).  Certain prior period amounts have been reclassified, including reporting discontinued operations (see Note 3), to conform to the current period presentation.

Recognition of Revenues ─ Revenues in our Regulated segment include amounts billed to customers on a cycle basis and unbilled amounts based on estimated usage from the latest billing to the end of the accounting period.  In addition, the Company has non-regulated revenues that are recognized when services are performed and are primarily associated with water and wastewater services through operating and maintenance contracts with municipal authorities and other parties in close proximity to our utility companies’ service territories as well as offers, through a third party, water and sewer line repair service and protection solutions to households, liquid waste hauling and disposal, backflow prevention, construction, and other non-regulated water and wastewater services, and non-utility raw water supply services for firms in the natural gas industry of $17,366 in 2013, $17,730 in 2012, and $12,364 in 2011.

Property, Plant and Equipment and Depreciation ─  Property, plant and equipment consist primarily of utility plant.  The cost of additions includes contracted cost, direct labor and fringe benefits, materials, overheads and, for utility plant, allowance for funds used during construction.  Water systems acquired are recorded at estimated original cost of utility plant when first devoted to utility service and the applicable depreciation is recorded to accumulated depreciation.  The difference between the estimated original cost, less applicable accumulated depreciation, and the purchase price is recorded as an acquisition adjustment within utility plant as permitted by the applicable regulatory jurisdiction.  At December 31, 2013, utility plant includes a net credit acquisition adjustment of $27,466, which is generally being amortized from 2 to 53  years, except where not permitted or appropriate.  Amortization of the acquisition adjustments totaled $2,641 in 2013, $2,858 in 2012, and $2,741 in 2011.

Utility expenditures for maintenance and repairs, including major maintenance projects and minor renewals and betterments, are charged to operating expenses when incurred in accordance with the system of accounts prescribed by the regulatory commissions of the states in which the company operates.  The cost of new units of property and betterments are capitalized.  Utility expenditures for water main cleaning and relining of pipes are deferred and recorded in net property, plant and equipment in accordance with the FASB’s accounting guidance for regulated operations.  As of December 31, 2013, $10,293 of these costs have been incurred since the last rate proceeding and the Company expects to recover these costs in future rates.

The cost of software upgrades and enhancements are capitalized if they result in added functionality which enable the software to perform tasks it was previously incapable of performing.  Information technology costs associated with major system installations, conversions and improvements, such as software training, data conversion and business process reengineering costs, are deferred as a regulatory asset if the Company expects to recover these costs in future rates.  If these costs are not deferred, then these costs are charged to operating expenses when incurred.  As of December 31, 2013, $19,280 of these costs have been deferred, since the last rate proceeding, as a regulatory asset, and the deferral is reported as a component of net property, plant and equipment.

When units of utility property are replaced, retired or abandoned, the recorded value thereof is credited to the asset account and such value, together with the net cost of removal, is charged to accumulated depreciation. To the extent the Company recovers cost of removal or other retirement costs through rates after the retirement costs are incurred, a regulatory asset is recorded.  In some cases, the Company recovers retirement costs through rates during the life of the associated asset and before the costs are incurred.  These amounts result in a regulatory liability being reported based on the amounts previously recovered through customer rates.

The straight-line remaining life method is used to compute depreciation on utility plant.  Generally, the straight-line method is used with respect to transportation and mechanical equipment, office equipment and laboratory equipment.

Long-lived assets of the Company, which consist primarily of Utility Plant in Service and regulatory assets, are reviewed for impairment when changes in circumstances or events occur.  There has been no change in circumstances or events that have occurred that require adjustments to the carrying values of these assets.

As of December 31, 2013, 2012, and 2011, property, plant and equipment additions purchased at the period end, but not yet paid for are $30,974,  $29,588, and $32,578, respectively.

Allowance for Funds Used During Construction ─ The allowance for funds used during construction (“AFUDC”) represents the capitalized cost of funds used to finance the construction of utility plant.  In general, AFUDC is applied to construction projects requiring more than one month to complete.  No AFUDC is applied to projects funded by customer advances for construction, contributions in aid of construction, or applicable state-revolving fund loans.  AFUDC includes the net cost of borrowed funds and a rate of return on other funds when used, and is recovered through water rates as the utility plant is depreciated.  The amount of AFUDC related to equity funds in 2013 was $533, 2012 was $188, and 2011 was $318.  No interest was capitalized by our non-regulated businesses.

Cash and Cash Equivalents ─ The Company considers all highly liquid investments with an original maturity of three months or less, which are not restricted for construction activity, to be cash equivalents.

The Company had a book overdraft for specific disbursement cash accounts of $21,753 and $11,881 at December 31, 2013 and 2012, respectively.  A book overdraft represents transactions that have not cleared the bank accounts at the end of the period.  The Company transfers cash on an as-needed basis to fund these items as they clear the bank in subsequent periods.  The balance of the book overdraft is reported as accounts payable and the change in the book overdraft balance is reported as cash flows from financing activities, due to our ability to fund the overdraft with the Company’s credit facility.

Accounts Receivable ─ Accounts receivable are recorded at the invoiced amounts.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in our existing accounts receivable, and is determined based on historical write-off experience and the aging of account balances.  The Company reviews the allowance for doubtful accounts quarterly.  Account balances are written off against the allowance when it is probable the receivable will not be recovered.  When utility customers request extended payment terms, credit is extended based on regulatory guidelines, and collateral is not required.

Regulatory Assets, Deferred Charges and Other Assets ─ Deferred charges and other assets consist of financing expenses, other costs and marketable securities.  Deferred bond issuance expenses are amortized over the life of the related issues.  Call premiums related to the early redemption of long-term debt, along with the unamortized balance of the related issuance expense, are deferred and amortized over the life of the long-term debt used to fund the redemption as the Company has received or expects to receive rate recovery of these costs.  Other costs, for which the Company has received or expects to receive prospective rate recovery, are deferred as a regulatory asset and amortized over the period of rate recovery in accordance with the FASB’s accounting guidance for regulated operations.  See Note – 6 Regulatory Assets and Liabilities for further information regarding the Company’s regulatory assets.

Marketable securities are considered “available-for-sale” and accordingly, are carried on the balance sheet at fair market value.  Unrecognized gains are included in other comprehensive income.

Investment in Joint Venture – The Company uses the equity method of accounting to account for our 49% investment in a joint venture with a firm that operates natural gas pipelines and processing plants for the construction and operation of a private pipeline system to supply raw water to natural gas well drilling operations in the Marcellus Shale in north-central Pennsylvania, which commenced operations in the second quarter of 2012.  Our initial investment is carried at cost.  Subsequently, the carrying amount of our investment is adjusted to reflect capital contributions or distributions, and our equity in earnings or losses since the commencement of the system’s operations.  Our share of equity earnings or losses in the joint venture is reported in the consolidated statements of net income as equity losses (earnings) in joint venture.  During 2013 and 2012 we received distributions of $1,960 and $2,744, respectively.

Funds Restricted for Construction Activity ─ The proceeds received from specific financings for construction and capital improvement of utility facilities are held in escrow until the designated expenditures are incurred.  These amounts are reported as funds restricted for construction activity and are expected to be released over time as the capital projects are funded.

Goodwill ─ Goodwill represents the excess cost over the fair value of net tangible and identifiable intangible assets acquired through acquisitions.  Goodwill is not amortized but is tested for impairment annually, or more often, if circumstances indicate a possible impairment may exist.  When testing goodwill for impairment, we may assess qualitative factors for some or all of our reporting units to determine whether it’s more likely than not that the fair value of a reporting unit is less than its carrying amount.  Alternatively, we may bypass this qualitative assessment for some of our reporting units and perform step 1 of the quantitative two-step goodwill impairment test.  If we perform step 1 and determine that the fair value of a reporting unit is less than its carrying amount, we would perform step 2 to measure such impairment.  The Company tested the goodwill attributable for each of our reporting units for impairment as of July 31, 2013, in conjunction with the timing of our annual strategic business plan, and concluded that the estimated fair value of each reporting unit, which has goodwill recorded, exceeded the reporting unit’s carrying amount by at least 55%, for reporting units that were tested quantitatively, indicating that none of the Company’s goodwill was impaired.  The following table summarizes the changes in the Company’s goodwill:

	Regulated Segment	Other	Consolidated

Balance at December 31, 2011	$22,823	$4,121	$26,944
Goodwill acquired during year	1,679	-	1,679
Reclassifications to utility plant
acquisition adjustment	(496)	-	(496)
Other	25	-	25
Balance at December 31, 2012	24,031	4,121	28,152
Goodwill acquired during year	552	-	552
Reclassifications to utility plant
acquisition adjustment	(481)	-	(481)
Other	-	-	-
Balance at December 31, 2013	$24,102	$4,121	$28,223

As of December 31, 2012 and 2013 there was no goodwill associated with the Company’s assets of discontinued operations held for sale.

The reclassification of goodwill to utility plant acquisition adjustment results from a mechanism approved by the applicable regulatory commission.  The mechanism provides for the transfer over time, and the recovery through customer rates, of goodwill associated with some acquisitions upon achieving specific objectives.

Income Taxes ─ The Company accounts for some income and expense items in different time periods for financial and tax reporting purposes. Deferred income taxes are provided on specific temporary differences between the tax basis of the assets and liabilities, and the amounts at which they are carried in the consolidated financial statements.  The income tax effect of temporary differences not currently recovered in rates is recorded as deferred taxes with an offsetting regulatory asset or liability.  These deferred income taxes are based on the enacted tax rates expected to be in effect when such temporary differences are projected to reverse.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount more likely than not to be realized.  Investment tax credits are deferred and amortized over the estimated useful lives of the related properties.  Judgment is required in evaluating the Company’s Federal and state tax positions.  Despite management’s belief that the Company’s tax return positions are fully supportable, the Company establishes reserves when it believes that its tax positions are likely to be challenged and it may not fully prevail in these challenges.  The Company’s provision for income taxes includes interest, penalties and reserves for uncertain tax positions.

In 2012, the Company changed its tax method of accounting for qualifying utility system repairs in Aqua Pennsylvania effective with the tax year ended December 31, 2012 and for prior tax years.  The tax accounting method was changed to permit the expensing of qualifying utility asset improvement costs that were previously being capitalized and depreciated for book and tax purposes (the “Repair Change”).  The Repair Change was implemented in response to a June 2012 rate order issued by the Pennsylvania Public Utility Commission to Aqua Pennsylvania (“settlement agreement”) which provides for flow-through accounting treatment of qualifying income tax benefits resulting from the Repair Change.  The Repair Change for 2013 and 2012 results in a significant reduction in the effective income tax rate, a reduction in income tax expense, and reduces the amount of taxes currently payable.  For qualifying capital expenditures made prior to 2012, the resulting tax benefits have been deferred as of December 31, 2012 and, based on the settlement agreement, a ten year amortization of the income tax benefits, which reduces future income tax expense, commenced in 2013.  During 2013, some of our other operating divisions outside of Pennsylvania adopted the Repair Change.  These divisions do not employ a flow-through method of accounting and had no impact on the Company’s effective income tax rate.

Customers’ Advances for Construction and Contributions in Aid of Construction ─ Water mains, other utility property or, in some instances, cash advances to reimburse the Company for its costs to construct water mains or other utility property, are contributed to the Company by customers, real estate developers and builders in order to extend utility service to their properties.  The value of these contributions is recorded as customers’ advances for construction.  Non-cash property, in the form of water mains and wastewater systems, has been received, generally from developers, as advances or contributions of $26,188, $27,212, and  $20,823 in 2013, 2012, and 2011, respectively.  Over time, the amount of non-cash contributed property will vary based on the timing of the contribution of the non-cash property and the volume of non-cash contributed property received in connection with development in our service territories.  The Company makes refunds on these advances over a specific period of time based on operating revenues related to the property, or as new customers are connected to and take service from the main.  After all refunds are made, any remaining balance is transferred to contributions in aid of construction.  Contributions in aid of construction include direct non-refundable contributions and the portion of customers' advances for construction that become non‑refundable.

Contributed property is generally not depreciated for rate-making purposes as some states’ regulatory guidelines provide that contributions in aid of construction received must remain on the Company’s consolidated balance sheet indefinitely.  Based on regulatory conventions in other states where the Company operates, some of the subsidiaries do depreciate contributed property and amortize contributions in aid of construction at the composite rate of the related property.  Contributions in aid of construction and customers’ advances for construction are deducted from the Company’s rate base for rate-making purposes, and therefore, no return is earned on contributed property.

Inventories, Materials and Supplies ─ Inventories are stated at cost.  Cost is determined using the first-in, first-out method.

Stock-Based Compensation ─ The Company records compensation expense in the financial statements for stock-based awards based on the grant date fair value of those awards.  Stock-based compensation expense includes an estimate for pre-vesting forfeitures and is recognized over the requisite service periods of the awards on a straight-line basis, which is generally commensurate with the vesting term.

Fair Value Measurements – The Company follows the FASB’s accounting guidance for fair value measurements and disclosures, which defines fair value and establishes a framework for using fair value to measure assets and liabilities.  That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).  The three levels of the fair value hierarchy are as follows:

•	Level 1: unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;
•

Level 2:  inputs other than Level 1 that are observable, either directly or indirectly, such as quoted market prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in non-active markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

•	Level 3: inputs that are unobservable and significant to the fair value measurement.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.  There have been no changes in the valuation techniques used to measure fair value for the years ended December 31, 2013 and 2012.

Recent Accounting Pronouncements ─  In July 2013, the FASB issued updated accounting guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists.  The update requires an entity to present in certain cases, an unrecognized tax benefit, or portion of an unrecognized tax benefit in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward when settlement is available in this manner under the tax law.  The updated guidance is effective prospectively for reporting periods beginning after December 15, 2013, with early adoption permitted.  The Company early adopted the provisions of the updated guidance beginning July 1, 2013, and the adoption of the revised guidance did not have an impact on the Company’s consolidated results of operations or consolidated financial position.

In February 2013, the FASB issued updated accounting guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (“AOCI”).  The update requires an entity to present information about the amounts reclassified from AOCI in their financial statements in either a single note or parenthetically on the face of the financial statements.  The updated guidance is effective prospectively for reporting periods beginning after December 15, 2012.  The Company adopted the provisions of the updated guidance for its reporting period beginning January 1, 2013, and the adoption of the revised guidance did not have an impact on the Company’s consolidated results of operations or consolidated financial position.